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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 20, 1996

                                  GENRAD, INC.
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             (Exact name of registrant as specified in its charter)

       Massachusetts                 1-8045                  04-1360950
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(State of incorporation            (Commission              (IRS Employer
 or organization)                   File Number)            Identification No.)


        300 Baker Avenue, Concord, MA                   01742-2174
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   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (508) 287-7000
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                                       N/A
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         (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

     On June 20, 1996, GenRad, Inc. ("GenRad") acquired Mitron Corporation, an Oregon corporation ("Mitron"), by means of the merger of GenRad Acquisition Corporation ("GAC"), a wholly-owned subsidiary of GenRad with and into Mitron pursuant to the terms of an Agreement and Plan of Merger dated June 5, 1996 among GenRad, Mitron, GAC and certain Mitron stockholders (the "Merger Agreement") in a tax-free, stock-for-stock transaction (the "Merger"). Under the terms of the Merger Agreement and pursuant to the provisions of Articles of Merger filed with the Secretary of State of the State of Oregon, each outstanding share of Mitron common stock has been converted into 0.1856 shares of GenRad common stock, par value $1.00 per share (the "GenRad Common Stock") and each outstanding Mitron employee option to purchase one share of Mitron common stock has been converted into an option to purchase 0.1856 shares of GenRad Common Stock. In connection with the Merger, GenRad issued 1,196,146 shares of GenRad Common Stock, and options to purchase an additional 107,467 shares of GenRad Common Stock. No fractional shares of GenRad Common Stock were issued by GenRad in the Merger. Each former Mitron stockholder otherwise entitled to a fractional share of GenRad Common Stock has received cash in the amount of the fraction of a share multiplied by $16.306. In lieu of the issuance of fractional shares, Gen Rad paid a total of $284.19 to Mitron stockholders in connection with the Merger. The Merger is being treated as a pooling of interests for financial reporting purposes.

     GenRad intends to file a registration statement on Form S-3 with the Securities and Exchange Commission covering the shares of GenRad Common Stock issued in the Merger.

     The terms of the Merger were determined by negotiations between officers of GenRad and officers and certain stockholders of Mitron. In negotiating these terms, GenRad considered a number of factors, including the nature of the business of Mitron, the feasibility of integrating this business with GenRad's operations.

     The principal business activities of Mitron have been the development and sale of manufacturing information systems for electronics and printed circuit board assembly operations. GenRad intends to continue these activities. The assets of Mitron consist primarily of accounts receivable, equipment and proprietary technology.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.




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         (c)  EXHIBITS.

         Exhibit No.       Description
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              2            Agreement and Plan of Merger dated June 5, 1996 among
                           GenRad, Inc., Mitron Corporation, GenRad Acquisition
                           Corporation and certain stockholders of Mitron



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             GENRAD, INC.

                                             By: /s/ Daniel Harrington
                                                 ------------------------
                                                 Daniel Harrington
                                                 Chief Financial Officer


Date:    June 20, 1996



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